Exhibit 10.08

Commitment Letter Regarding the Avoidance of Competition in the Same Industry

Given that ACM Research (Shanghai), Inc. (hereinafter referred to as the “issuer”) intends to apply for an initial public offering and be listed on the Science and Technology Board, the enterprise, as the controlling shareholder of the issuer, now in accordance with the relevant laws, administrative regulations and relevant regulations of the China Securities Regulatory Commission, makes the following commitment with respect to the matters on avoiding competition in the same industry as the issuer’s main business:

1. The enterprise (including other enterprises controlled by the enterprise except the issuer and its holding enterprise, the same below) is currently not engaged in any form of business or activity that constitutes a competitive relationship with the issuer’s (including enterprises directly or indirectly controlled by the issuer, the same below) main business; the issuer’s assets are complete, and its assets, businesses, personnel, finances, and institutions are independent of the enterprise.

2. From the date of issuance of this letter, the enterprise will not engage in any form of business or activity that the issuer believes it constitutes a competitive relationship with the issuer’s main business, or support other enterprises except for the issuer in any form to engage in business or activities that the issuer believes it forms a competitive relationship with the issuer’s main business, but except relevant business or activities exempted from the performance of the aforementioned commitments as followed by review process of the issuer’s meeting..

3. From the date of issuance of this letter, if the enterprise will inevitably engage in business or activities that form a competitive relationship with the issuer in the future, the enterprise will transfer or terminate the above mentioned business or activities in a timely manner on its own initiative or after the issuer raises an objection to these business or activities the enterprise performed; and in the case where the enterprise transfers the aforementioned business or activities, the issuer shall enjoy the priority transfer right with respect to these business or activities.

4. The above mentioned commitments will continue to be effective during the period when the enterprise is the controlling shareholder of the issuer.

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(There is no text on this page, it is the signature page of the Commitment Letter Regarding the Avoidance of Competition in the Same Industry)

ACM RESEARCH, INC.

Signature: /s/ Hui Wang

Name: HUI WANG

Title: Authorized representative

Date: May 21, 2020